UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS

IN RE:                                             sec.
                                                   sec.      CASE NO. 14222FM
XETEL CORPORATION                                  sec.         Chapter 11


         FIRST AMENDED PLAN OF LIQUIDATION, UNDER CHAPTER 11, TITLE 11,
                    UNITED STATES CODE, FOR XETEL CORPORATION
                    -----------------------------------------

                                TABLE OF CONTENTS


  ARTICLE I

     DEFINITIONS AND INTERPRETATION
        1.1      Definitions
                 -----------
        1.2      Undefined Terms
                 ---------------
        1.3      Interpretation
                 --------------
  ARTICLE II

     CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS
        2.1      Creation of Classes
                 -------------------
        2.2      Non-Participation Classes
                 -------------------------
  ARTICLE III

     IDENTIFICATION OF UNIMPAIRED CLASSES OF
         CLAIMS AND EQUITY INTERESTS
        3.1      Unimpaired Classes of Claims
                 ----------------------------
        3.2      Impaired Classes of Claims and Interests
                 ----------------------------------------
        3.3      Impairment Controversies
                 ------------------------

  ARTICLE IV

     ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF
     REJECTION BY ONE OR MORE CLASSES OF CLAIMS
     OR EQUITY INTERESTS
        4.1      Classes Entitled to Vote
                 ------------------------
        4.2      Class Acceptance Requirement
                 ----------------------------
        4.3      One Vote Per Holder
                 -------------------
        4.5      Cramdown
                 --------

  ARTICLE V

     PROVISIONS FOR TREATMENT OF CLASSES OF
     CLAIMS AND EQUITY INTERESTS
        5.1      Class I-Administrative Claims
                 -----------------------------
        5.2      Class II-Priority Non-Tax Claims
                 --------------------------------
        5.3      Class III-Priority Tax Claims
                 -----------------------------
        5.4      Class IV-General Unsecured Claims
                 ---------------------------------
        5.6      Class V-Equity Interests
                 ------------------------

  ARTICLE VI

     TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED
     LEASES
        6.1      Rejected if Not Assumed
                 -----------------------
        6.2      Disputes as to Executory/Unexpired Status
                 -----------------------------------------
        6.3      Expired Contracts or Leases
                 ---------------------------
        6.4      Scheduled Contracts and Leases
                 ------------------------------
        6.5      Bar to Rejection Damages
                 ------------------------
        6.6      Cure of Defaults Upon Assumption
                 --------------------------------
        6.7      Claims Arising from Assumption or Rejection
                 -------------------------------------------

  ARTICLE VII

     CREATION OF THE TRUST

  ARTICLE VIII

     GENERAL PROVISIONS GOVERNING DISTRIBUTIONS
        8.1      Distribution Responsibility
                 ---------------------------
        8.2      Payment/Delivery Agents
                 -----------------------
        8.3      Date of Distributions
                 ---------------------
        8.4      Cash Payment
                 ------------
        8.5      One Distribution Per Holder
                 ---------------------------
        8.6      Delivery of Distributions
                 -------------------------
        8.7      Time Bar to Cash Payments
                 -------------------------
        8.8      Effect of Preconfirmation Distribution
                 --------------------------------------
        8.9      Prepayment
                 ----------

 ARTICLE IX

        GENERAL PROVISIONS FOR OBJECTING TO CLAIMS AND RESOLVING
        AND TREATING CONTESTED AND CONTINGENT CLAIMS
        9.1      Objection and Amendment Deadline
                 --------------------------------
        9.2      Prosecution of Objections
                 -------------------------
        9.3      No Distributions Pending Allowance
                 ----------------------------------
        9.4      Interest on Contested Claims
                 ----------------------------
        9.5      Disallowance of Postpetition Additions
                 --------------------------------------
        9.6      Procedures
                 ----------

  ARTICLE X

        MEANS FOR IMPLEMENTATION OF PLAN
       10.1      Continued Corporate Existence
                 -----------------------------
       10.2      Certificates and Articles
                 -------------------------
       10.3      Revesting of Assets
                 -------------------
       10.4      Prohibition Against Discriminatory Treatment of the Debtor
                 ----------------------------------------------------------
       10.5      Discharge of Debtor
                 -------------------
       10.6      Preservation and Post-Effective Date
                 -------------------------------------
                 Ownership and Management
                 ------------------------
                 of the Debtor's Claims, Demands and Causes of Action
                 ----------------------------------------------------
       10.7      Compliance with Tax Requirements
                 --------------------------------
       10.8      Compliance with All Applicable Laws
                 -----------------------------------
       10.9      Creation of the Plan Trust
                 --------------------------

     ARTICLE XI

     MISCELLANEOUS
       11.1      Retention of Jurisdiction
                 -------------------------
       11.2      Modification of Plan
                 --------------------
       11.3      Severability
                 ------------
       11.4      Revocation of Plan
                 ------------------
       11.5      Exculpation and Limitation of Liability
                 ---------------------------------------
       11.6      Inclusion of Disputed Claims
                 ----------------------------
       11.7      U.S. Trustee's Fees
                 -------------------
       11.8      Creditors' Committee
                 --------------------

         FIRST AMENDED PLAN OF LIQUIDATION, UNDER CHAPTER 11, TITLE 11,
                    UNITED STATES CODE, FOR XETEL CORPORATION
                    -----------------------------------------

         XeTel Corporation and the Official Committee of Unsecured Creditors of XeTel Corporation (the "Committee") hereby propose the following Plan of Reorganization in this proceeding:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

        1.1   Definitions.   The  capitalized  terms  used in this Plan have the
              -----------
meanings set forth herein:

              "Administrative  Claim"   means  a  Claim  arising  prior  to  the
Effective Date for a cost or expense of administration of the Chapter 11 Case allowable under section 503(b) of the Bankruptcy Code.

              "Allowed Claim" means a Claim against the Debtor, proof of which was filed, if no objection is filed, pursued or sustained, even if the Claim was filed after the Bar Date; or, if no proof of claim was filed, a Claim that has been or hereafter is listed in the Debtor's Schedules as liquidated in amount and not disputed or contingent; and, in either case, a Claim as to which no objection to the allowance thereof has been interposed. An Administrative Claim shall arise and be Allowed only upon an order of the Bankruptcy Court after proper application.

              "Allowed Priority Non-Tax Claim" means Allowed Claims under sec. 507(a)(1) through (7) of the Bankruptcy Code.

              "Ballot" means the document approved by   the Bankruptcy Court for
voting on the Plan and for holders of Class Claims to elect their treatment option.

              "Bankruptcy Code" means title I of the Bankruptcy Reform Act of 1978, as amended and codified at title 11 of the United States Code.

              "Bankruptcy Court" means the Bankruptcy Court unit of the United States District Court for the Western District of Texas, Austin Division, or such other court having jurisdiction over the Chapter 11 Case or any proceeding related thereto.

              "Bankruptcy Rules"   means   the   Federal   Rules  of  Bankruptcy
Procedure, as the same are applicable to the Chapter 11 Case.

              "Bar Date" means the date established by the Bankruptcy Court by which a particular type of Claim or Equity Interest must be evidenced by the filing of a proof of claim or proof of interest with the Bankruptcy Court. Absent further orders of the Bankruptcy Court extending the Bar Date, the Bar Date is February 10, 2003 for all general claimants (or May 12, 2003 for governmental claimants).

              "Business Day" shall mean a day other than a Saturday, Sunday or any other day commercial banks in Austin, Texas are required or authorized by law to close.

              "Chapter 11 Case" means the case commenced under chapter 11 of the Bankruptcy Code by the Debtor on the Petition Date by the filing of a chapter 11 petition with the Bankruptcy Court.

              "Claim" shall have the meaning provided in the Bankruptcy Code, and shall include, without limitation, any right to payment from the Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, contested, uncontested, legal, equitable, secured, or unsecured as of the Effective Date; and an injunction, specific performance, remediation or any other equitable or non-monetary form of remedy, whether or not such right to an equitable form of remedy is reduced to judgment, fixed, contingent, matured, unmatured, requested, contested, secured, or unsecured as of the Effective Date.

              "Collateral" means property in which the Debtor has an interest and that secures, in whole or in part, whether by agreement, statute, or judicial decree, the payment of a Claim.

              "Confirmation Date" means the date on which the clerk dockets the Confirmation Order determining the Plan meets the requirements of chapter 11 of the Bankruptcy Code, which order has been previously entered by the Bankruptcy Court.

              "Confirmation Order" means the order of the Bankruptcy Court confirming the Plan under section 1129 of the Bankruptcy Code.

              "Contested Claim" means a Claim against the Debtor of which a proof of claim has been filed and as to which an objection has been filed with the Bankruptcy Court, but not yet determined by Final Order.

              "Debt Schedules" means the Statement of Liabilities of Debtor Engaged in Business filed by the Debtor with the Bankruptcy Court, as amended.

              "Debtor" means XeTel Corporation, in its capacity as prepetition, postpetition or postconfirmation debtor, depending upon the context.

              "Disclosure Statement" means the proposed Disclosure Statement under 11 U.S.C.sec.1125 submitted by XeTel Corporation and the Committee for the Plan of Reorganization and approved by the Bankruptcy Court.

              "Distribution Agent" means that party designated under the Trust to ratably distribute to holders of Allowed Class IV Claims any assets allocable to that Class which are already on hand as of the Effective Date. The Distribution Agent shall be compensated from such assets on a basis agreed upon between such Distribution Agent and the Trust or, absent such agreement, as determined by the Bankruptcy Court.

              "Effective Date" means the later of (i) the first Business Day after the tenth calendar day following the Confirmation Date, if no notice of appeal is timely filed, or if a notice of appeal is filed with respect to the Confirmation Order, during which time no motion for stay pending appeal is granted or supersedeas bond is approved and filed, and (ii) in the event a stay is granted or supersedeas bond is approved and filed, the first Business Day on which the Confirmation Order becomes a Final Order.

              "Equity Interest" means any ownership interest in the Debtor, whether designated as capital stock, common stock, preferred stock, warrants, options, or any other indicia of interests in the Debtor which are not "claims" as defined in the Bankruptcy Code.

              "Estate" means the legal entity created to administer the property of the Debtor by the commencement of the Chapter 11 Case.

              "Final Order" means an order, judgment, ruling or other decree issued and entered by the Bankruptcy Court (as entered on the docket in the Chapter 11 Case), or any state or federal court or other tribunal located in one of the states, territories, or possessions of the United States of America or the District of Columbia, which judgment, order or other decree has not been reversed, stayed, modified or amended, and as to which (i) the time to appeal or to seek review, rehearing or certiorari has expired and as to which no appeal or petition for review, rehearing or certiorari is pending or has been timely filed, or (ii) any appeal that has been or may be taken or any petition for certiorari that has been or may be filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

              "General Unsecured Claim" means a Claim that does not have the benefit of Collateral to secure its repayment, and which is not an Administrative Claim, Administrative Convenience Claim, Priority Tax Claim, or Priority Non-Tax Claim.

              "Lease Cure Claim" means any Claim arising under or relating to any executory contract or unexpired lease to which the Debtor was a party on the Petition Date and which is assumed pursuant to the Plan, including, without limitation, any Claim of breach of or default under such contract.

              "Oversecured Claim" means a claim which is secured by property which is valued at more than the amount of the claim.

              "Person" means  any individual,  corporation,  partnership,  firm,
joint  venture,   association,   joint-stock  company,   trust,   unincorporated
organization, governmental or regulatory body or other entity.

              "Petition Date" means October 21, 2002, the date on which the Debtor commenced its Chapter 11 Case.

              "Plan" means this First Amended Plan of Liquidation Under Chapter 11, Title 11, United States Code, as proposed by the Debtor, as it may be modified from time to time pursuant to its terms or an order of the Bankruptcy Court.

              "Plan Trust" or "Creditor Trust" means the Trust formed for the benefit of holders of Allowed Class IV claims as set forth in this Plan.

              "Plan Trustee" or "Creditor Trustee" means the person appointed as Plan Trustee pursuant to the terms of the Plan Trust.

              "Secured Claim" means any Allowed Claim secured by property of the Estate, which Claim is equal to the lesser of (i) the Allowed amount of such Claim, or (ii) the value of the Collateral.

              "Substantial Consummation" means the first date upon which substantially all property intended to be transferred under the Plan is transferred to the Reorganized Debtor, management of the Reorganized Debtor is assumed by the management of the Reorganized Debtor proposed under the Plan, and distributions of money or property to or for the benefit of creditors contemplated under the Plan begin. Substantial Consummation shall not require that all or substantially all distributions under the Plan be completed, but merely that those distributions commence.

              "Subordinated Claim" means (a) any Claim of any person or entity that is liable with the Debtor on or has secured the Claim of another creditor to the extent that such co-obligor's Claim is for indemnity, contribution, or reimbursement and is not Allowed on or before the Confirmation Date, (b) any Claim for penalties or punitive damages and any other Claim of the type described in section 726(a)(4) of the Bankruptcy Code (and notwithstanding the general inapplicability of chapter 7 of the Bankruptcy
Code), including any lien securing such Claim, and (c) any Claim subordinated under section 510 of the Bankruptcy Code, including any lien securing such Claim.

         "Voting Deadline" means May 12, 2003 at 5:00 p.m. C.S.T., which is the date established by the Bankruptcy Court by which Ballots must be received by counsel for Debtor at the address indicated on the Ballots.

        1.2   Undefined Terms. Terms  and  phrases, whether  capitalized or not,
              ---------------
that are used and not defined in this Plan, but that are defined in the Bankruptcy Code, have the meanings ascribed to them in the Bankruptcy Code.

        1.3   Interpretation.  Unless otherwise specified, all section, article,
              --------------
and schedule references in this Plan are to the respective section in, article of, or schedule to this Plan, as the same may be amended, waived, or modified from time to time. The headings in this Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof. Words denoting the singular number shall include the plural number and vice versa, and words denoting one gender shall include the other gender.

                                   ARTICLE II

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

        2.1   Creation of Classes.  The Debtor creates the following classes for
              -------------------
purposes of organization only with respect to Administrative Claims; and for purposes of organization, voting, and all confirmation matters with respect to other Claims and Equity Interests in the Debtor as follows:

              (a)      Class I - Administrative Claims;
              (b)      Class II - Priority Non-Tax Claims;
              (c)      Class III - Priority and/or Secured Tax Claims;
              (d)      Class IV-General Unsecured Claims;
              (f)      Class V - Equity Interests.

        2.2   Non-Participating Classes. Any class that is  not occupied  as  of
              -------------------------
the date of the hearing on confirmation of this Plan by an Allowed Claim or a claim temporarily allowed pursuant to Rule 3018 of the Bankruptcy Rules shall
(a) be deemed to accept the Plan or, (b) alternatively, be deleted from this Plan solely for the purpose of voting on acceptance or rejection of this Plan and for the purpose of determining whether this Plan has been accepted by such class pursuant to Section 1129 of the Bankruptcy Code, but not be deleted for purposes of enforcement of this Plan against such class from and after Confirmation.

                                   ARTICLE III

                     IDENTIFICATION OF UNIMPAIRED CLASSES OF
                          CLAIMS AND EQUITY INTERESTS

        3.1   Unimpaired Classes of Claims.   Class I and II  are  not  impaired
              ----------------------------
under this Plan.

        3.2   Impaired  Classes  of  Claims  and  Interests.      Other than the
              ---------------------------------------------
unimpaired classes specified in section 3.1 above, all classes of Claims and Interests are impaired under this Plan.

        3.3   Impairment Controversies.   If a controversy  arises as to whether
              ------------------------
any Claim or Equity Interest, or any class of Claims or class of Equity Interests, is impaired under this Plan, such class shall be treated as specified in this Plan unless the Bankruptcy Court shall determine such controversy upon motion of the party challenging the characterization of a particular Claim or Equity Interest under this Plan.


                                   ARTICLE IV

                   ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF
                   REJECTION BY ONE OR MORE CLASSES OF CLAIMS
                              OR EQUITY INTERESTS

        4.1   Classes  Entitled to Vote. Each impaired class of Claims or Equity
              -------------------------
Interests shall be entitled to vote separately to accept or reject this Plan. Any unimpaired class of Claims shall not be entitled to vote to accept or reject this Plan, but shall be deemed to have accepted the Plan pursuant to 11 U.S.C. sec.1126(f). Equity Interests in Class V receives no distribution of property under the Plan and do not vote on the Plan as they are deemed to reject the Plan under 11 U.S.C. sec.1126(g).

        4.2   Class Acceptance Requirement.   A  class  of  Claims   shall  have
              ----------------------------
accepted this Plan if it is accepted by at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the Allowed Claims of such class that have timely and properly voted on this Plan.

        4.3   One Vote Per  Holder. If a holder of a Claim  holds  more than one
              --------------------
Claim in any one class, all Claims of such holder in such class shall be aggregated and deemed to be one Claim for purposes of determining the number of Claims voting on this Plan.

        4.4   Cramdown. Notwithstanding  the rejection of this Plan by any class
              --------
of Claims or Equity Interests, the Debtor and the Committee may request that the Bankruptcy Court confirm this Plan in accordance with section 1129(b) of the Bankruptcy Code.

                                    ARTICLE V

                     PROVISIONS FOR TREATMENT OF CLASSES OF
                          CLAIMS AND EQUITY INTERESTS

        5.1   Class I-Administrative Claims.   Each   holder   of   an   Allowed
              -----------------------------
Administrative Claim shall receive from the Debtor with respect to such Allowed Claim, either (i) the amount of such Allowed Claim from the Debtor, in one (1) cash payment on the later of (a) the Effective Date, (b) the date that is sixty
(60) days after a request for payment of the Claim is filed, (c) the date that is twenty (20) days after the Claim becomes an Allowed Claim; or (ii) such other treatment as may be agreed upon in writing by such holder; provided, however, that an Allowed Administrative Claim representing a liability incurred in the ordinary course of business shall be paid by the Debtor upon presentment or otherwise in accordance with the terms of the particular transaction and any agreements relating thereto. Applications for compensation and reimbursement filed by professionals employed under section 327 of the Bankruptcy Code or otherwise employed by order of the Bankruptcy Court shall be filed no later than twenty (20) days after the Effective Date. All other requests for payment of Administrative Claims (or any other means of preserving and obtaining payment of Administrative Claims found to be effective by the Bankruptcy Court) shall be filed by the earlier of (i) thirty (30) days after the date of service of notice of the Effective Date, or (ii) any applicable bar date established by the Bankruptcy Court and noticed separately by the Debtor, and if no timely request for payment of Administrative Claim is filed, such claims shall be forever barred and shall not be assertable in any manner against the Debtor or the estate, provided that no request for payment shall be required with respect to Administrative Claims that have been paid previously or with respect to Administrative Claims representing liabilities incurred in the ordinary course of business unless a dispute exists as to any such liabilities or unless the provisions of the Bankruptcy Code require approval or allowance by the Bankruptcy Court as a precondition to payments being made on any such liability.

        5.2   Class II-Priority  Non-Tax Claims. Each holder of an Allowed Class
              ---------------------------------
II Priority Non-Tax Claim shall be paid in full on the Effective Date.

        5.3   Class III-Priority Tax Claims. Each holder of an allowed Class III
              -----------------------------
Priority Tax Claim shall receive payment of its Allowed Claim, in full, 12 months from the Effective Date of the Plan with interest at 6% per annum. At the option of the Debtor, the holders of Allowed Class III Claims may receive cash on the Effective Date in an amount equal to their Allowed Claims. Class III Tax Claimants asserting a lien on property of the Estate will retain such lien pending payment or entry of any Bankruptcy Court Order addressing such purported lien.

        5.4   Class IV-General Unsecured Claims. Each holder of an Allowed Class
              ---------------------------------
IV General Unsecured Claim shall receive its pro rata share of the distributions made by the Plan Trustee (or by any Distribution Agent of any sums already on hand as of the Effective Date) derived from the liquidation of all property owned or managed by the Plan Trust, in each case less the reasonable costs and expenses (including reasonable professional fees) incurred by the Plan Trustee (or any Distribution Agent) incurred in the administration and pursuit thereof.

        5.5   Class V-Equity Interests. All equity interests of the Debtor shall
              ------------------------
be deemed to be canceled on the Effective Date and each holder of an Equity Interest shall receive nothing on account of such Equity Interest.

                                   ARTICLE VI

              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

        6.1   Rejected if Not Assumed.  All  contracts  and leases of the Debtor
              -----------------------
that constituted executory contracts or unexpired leases as of the Petition Date shall be rejected as of the Effective Date, except for such contracts and leases that (a) have been assumed or rejected pursuant to order of the Bankruptcy Court entered prior to the Effective Date, (b) have been renegotiated and assumed on renegotiated terms pursuant to order of the Bankruptcy Court entered prior to the Effective Date, (c) are the subject of a motion to assume or reject pending as of the Confirmation Date and which shall be assumed or rejected in accordance with any Final Order on such motion, and subject to a pending motion (d) are specifically treated otherwise in this Plan or in the Confirmation Order. Provided, all insurance and non-compete agreements given to or for the benefit of the Debtor shall not be rejected but shall be preserved.

        6.2   Disputes as to Executory/Unexpired Status. Notwithstanding section
              -----------------------------------------
6.1 of this Plan, if on the Effective Date there is a pending dispute filed with the Bankruptcy Court as to whether a contract is executory or a lease is unexpired, the Debtor's right to assume or reject such contract or lease shall be extended until the date that is thirty (30) days after entry of a Final Order by the Bankruptcy Court determining that the contract is executory or the lease is unexpired.

        6.3   Expired  Contracts or Leases.  Any  contract or lease that expired
              ----------------------------
pursuant to its terms prior to the Effective Date, and that has not been assumed or rejected by Final Order prior to the Effective Date, is hereby specifically rejected.

        6.4   Scheduled Contracts and Leases.   All contracts, leases and  other
              ------------------------------
obligations listed on Exhibit 1 to this Plan  (which Exhibit 1 shall be filed on
                      ---------
or before the date of the Confirmation Hearing) shall be deemed to be, and shall be treated as though they are, executory contracts or unexpired leases, and all such listed contracts, leases and other obligations shall be assumed as of the Effective Date pursuant to the terms of the Plan and the Confirmation Order and assigned as therein provided. Payment of any necessary curative amounts shall be made by the entity receiving assignment of the Debtor interest as listed on Exhibit 1. Any Executory Contracts assumed and assigned prior to the Effective Date shall be unaffected.

        6.5   Bar to  Rejection  Damages.  If  the  rejection  of  an  executory
              --------------------------
contract or unexpired lease results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable unless a proof of claim is filed with the Bankruptcy Court and served upon the Debtor and the Committee and their counsel of record as follows: (a) if the Claim arises from the rejection of an executory contract or unexpired lease by operation of any provision of this Plan, thirty (30) days after the date of service of notice of the Effective Date; (b) if the Claim arises from the rejection of any executory contract or unexpired lease pursuant to a Final Order of the Bankruptcy Court (other than the Confirmation Order) authorizing rejection of such contract or lease, thirty (30) days after entry of such Final Order; or (c) if the Claim arises from the rejection of an executory contract or unexpired lease that is rejected after withdrawal of the assumption thereof pursuant to section 6.7 of this Plan, thirty (30) days after service of notice of the assumption withdrawal. The foregoing applies only to Claims arising from the rejection of an executory contract or unexpired lease not rejected prior to the Effective Date; any other Claims held by a party to a rejected contract or lease shall have been evidenced by a proof of claim filed by earlier applicable bar dates or shall be barred and unenforceable.

        6.6   Cure of  Defaults  Upon  Assumption.  Upon the  assumption  of any
              -----------------------------------
executory contract or unexpired lease (including an executory contract or unexpired lease deemed to be such by section 6.4 of this Plan) all defaults, including, without limitation, defaults specified in section 365(b)(1) of the Bankruptcy Code and any defaults specified in section 365(b)(2) of the Bankruptcy Code, shall be deemed cured except to the extent written demand for the cure of or demonstration of ability to cure any default has been filed with the Bankruptcy Court and served upon counsel for the Debtor by the non-Debtor party to such executory contract or unexpired lease within thirty (30) days after the date of service of notice of the Effective Date. In the absence of a timely demand in accordance with the foregoing, the Debtor's obligation to cure or demonstrate the ability to cure shall be deemed satisfied, waived, released and discharged. If any non-Debtor party to such executory contract or unexpired lease timely serves and files such written demand, the Debtor may file an objection in writing to such demand within thirty (30) days thereafter, and the Bankruptcy Court shall, by the issuance of a Final Order, determine the amount actually due and owing in respect of such demand or shall approve the settlement of such demand. The Debtor shall have thirty (30) days thereafter in which to commence such cure or withdraw ab initio its
                               -- ------
assumption of such executory contract or unexpired lease whereupon such executory contract or unexpired lease shall be deemed to have been rejected as of the Petition Date.

        6.7   Claims Arising from  Assumption or Rejection.  All Allowed  Claims
              --------------------------------------------
arising from the rejection of an executory contract or unexpired lease shall be treated as General Unsecured Claims pursuant to section 5.4 of this Plan unless otherwise ordered by Final Order of the Bankruptcy Court; and all other Allowed Claims relating to an executory contract or unexpired lease shall have such status as they may be entitled to under the Bankruptcy Code as determined by Final Order of the Bankruptcy Court.


                                   ARTICLE VII

                              CREATION OF THE TRUST

        7.1 A Trust will be formed on the Effective Date of the Plan. The Trust will be the successor in interest to the Debtor, the Creditors' Committee and the Estate. All assets of the Estate, including tangible and intangible assets and claims and causes of action, will be transferred to the Trust free and clear of any liens, claims, encumbrances, or interests of any person. The beneficiaries of the Trust will be the holders of Allowed Class IV Claims. The purpose of the Trust will be to distribute payments to creditors, to resolve disputed claims against Debtor, and to pursue and resolve claims of Debtor against third parties in order to recover additional funds to pay creditors.

        7.2 The Creditors' Trust Agreement will govern the Trust. Any creditor or party in interest can obtain a copy of the Creditors' Trust Agreement by contacting Creditors' Committee Counsel prior to the confirmation of the Plan and the Plan Trustee's Counsel after confirmation of the Plan. In order to promote the cost-effective use of funds of the Trust, the Trust will be governed by a Trust Committee initially consisting of members of the existing Creditors' Committee, all of whom are representatives of large creditors in this case. If enough members of the Trust Committee resign so that there are fewer than three members remaining, or if the Trust Committee desires to increase its size, the Trust Committee Chair will contact additional creditors in order of the size of their Allowed Claims and the Trust Committee vacancies will be filled with representatives of such creditors. Trust Committee members will not be compensated, although they will be entitled to reimbursement for their out-of-pocket expenses. Trust Committee members will not be liable for their actions or omissions unless such actions constitute fraud, willful misconduct, or gross negligence. The Trust shall be authorized to defend and indemnify any Trust Committee member to the fullest extent provided by law, and the Trust shall be authorized to acquire directors and officers and errors and omissions insurance to cover the members and the Plan Trustee and to cover the Trust's indemnity obligations to the Plan Trustee and the Trust Committee members.

        7.3 The funds from the liquidation of the assets of Debtor shall be transferred to the Trust. After the Trust Committee sets a reserve for the payment of administrative expenses of the Chapter 11 Case, including a reserve for post-petition taxes, if any (the "Administrative Expense Reserve"), a reserve for the estimated expenses of the Trust (the "Creditors' Trust Reserve") and a reserve for disputed claims (the "Disputed Claims Reserve"), the Trust will make a distribution to pay Administrative Claims and the Allowed Claims of employees, taxing authorities, and general unsecured creditors as detailed below.

        7.4 The Trust shall be governed by and operate in conformity with that certain Creditors' Trust Agreement to be filed with the Bankruptcy Court by the Plan Proponents not later than ten (10) days prior to the Confirmation Hearing. The Trust shall be assigned all Claims and causes of action of Debtor and the Estate, including without implied limitation, any and all Litigation Claims which the Estate, the Debtor, its creditors, or any other party in interest may have against the Debtor's former accountants, attorneys, officers or directors.


        7.5 A Plan Trustee selected by the Trust Committee will administer the Trust. The Plan Trustee will be authorized to retain a bookkeeper and other staff necessary to administer the Trust. However, all major decisions including, but not limited to, the retention of, and fee arrangements with, professionals, the commencement, continuation, settlement, trial, or appeal of claims by or against third parties, and the amount and timing of distributions to creditors will be decided by the Trust Committee. Nonetheless, third parties will have the right to rely on the authority of the Plan Trustee.

        7.6 The Plan Trustee of the Trust will be Angelo Decaro or such other person as mutually agreed upon by the Committee and/or approved by the Bankruptcy Court. Any replacement Plan Trustee will be appointed under the Creditors' Trust Agreement and shall not be subject to Bankruptcy Court approval. The Plan Trustee shall prosecute or settle all claims and causes of action and shall liquidate any remaining Assets as expeditiously as possible, consistent with the best interest of the beneficiaries of the Trust as provided by the terms of the Creditors' Trust Agreement. The Plan Trustee shall be assisted by counsel with respect to the Plan Trustee's activities as designated below.

        7.7 As compensation for services as Plan Trustee hereunder, and under any other agreements to which the Plan Trustee is a party as contemplated by the Plan, the Plan Trustee shall receive the compensation provided for in a separate compensation arrangement approved by the Trust Committee and the Bankruptcy Court to the extent necessary.

        7.8 Compensation of any successor Plan Trustee shall be determined prior to the time of the Plan Trustee's appointment by the Trust Committee or the Beneficiaries as the case may be. Any Plan Trustee must be a "disinterested person" as that term is defined in the Bankruptcy Code and interpreted by the courts.

        7.9 In his capacity as trustee of the Trust, the Plan Trustee shall retain and preserve all causes of action held or claimed to be held by the Estate and/or Debtor for enforcement as a representative and/or as successor to the Debtor in accordance with Bankruptcy Code sections 1123(b)(3)(B) and 1145(a)(1). Further, in such capacity, the Plan Trustee shall retain and preserve causes of action transferred or deemed transferred to the Trust by Creditors, and other parties in interest as a representative of and successor to such parties. The Estate and/or Debtor will be deemed to have transferred to the Trust, the exclusive right to enforce any and all claims and causes of action of the Estate and/or Debtor that arose before or after the Petition Date, including but not limited to, the rights and powers of a trustee and/or debtor in possession against any person whatsoever, including but not limited to, all Avoidance Actions granted to a trustee and/or the Debtor under the Bankruptcy Code and all causes of action and remedies granted pursuant to sections 502, 510, 544, 547, 548, 550, 551 and 553 of the Bankruptcy Code. The Trustee shall also have the right to object to Claims after the Effective Date and have the Bankruptcy Court estimate or determine the amount of any alleged Claim.

       7.10 Except as otherwise expressly limited in the Creditors' Trust Agreement and the Plan, the Plan Trustee will have, subject to authorization and authority of the Trust Committee, control over the Trust Assets, including the management and disposition thereof (including any transfer of Trust Assets that does not constitute a disposition), and over the management and conduct of any business of the Trust to the same extent as if the Plan Trustee was the sole owner thereof in its own right.

       7.11 In connection with the management and use of the Trust Assets, the powers of the Plan Trustee, subject to the powers reserved to the Trust Committee in the Creditors' Trust Agreement, may include, but shall not be limited to, the following:

           (a) to accept the Trust Assets, to pursue the liquidation and marshaling of the Trust Assets, and to preserve and protect the Trust Assets;
           (b) to reconcile, settle, or object to Claims against the Debtor and to prosecute, settle, or abandon the Avoidance Actions against third parties;
           (c) to make or cause to be made Distributions of Available Cash in accordance with the terms of the Creditors' Trust Agreement and the Plan;
           (d) to liquidate and distribute Trust Assets or any part thereof or any interest therein and to dispose of the Trust Assets for Cash or upon such terms and for such consideration as the Plan Trustee deems proper;
           (e) to engage in all acts that would constitute ordinary performance of the obligations of a trustee under a liquidating trust and to file all returns for the Trust as a grantor trust for the Beneficiaries pursuant to Treasury Regulation
                 Section 1.671 - 4(a) or (b);
           (f) to enforce the payment of notes or other obligations of any Person or to make contracts with respect thereto;

           (g) to purchase insurance with such coverage and limits as it deems desirable consistent with any budget referred to in the Creditors' Trust Agreement, including, without limitation, insurance covering liabilities of the Plan Trustee or employees or agents of the Trust incurred in connection with their services to the Trust;
           (h) subject to the requirements of the Creditors' Trust Agreement, to appoint, engage, employ, supervise, and compensate officers, employees, and other Persons as may be necessary or desirable, including managers, consultants, accountants, technical, financial, realestate, or investment advisors or managers, attorneys, agents or brokers, corporate fiduciaries, or depositories and theRegistrar and Transfer Agent;
           (i) to the extent reasonably required to satisfy Claims and contingent liabilities (including Disputed Claims) or to ascertain the value of assets during liquidation, to invest and reinvest Cash available to the Trust, pending distribution, and to liquidate such investments;
           (j) to execute, deliver, and perform any closing agreement made with the IRS;
           (k) to determine the manner of ascertainment of income and principal, and the apportionment of income and principal, and the apportionment between income and principal of all receipts and disbursements, and to select an annual accounting period;
           (l)   to change the state of domicile of the Trust;
           (m) to establish such funds, reserves and accounts within the Trust estate, as deemed by the Creditors' Trustee in its discretion to be useful in carrying out the purposes of the Trust;
           (n) to sue and be sued and participate, as a party or otherwise, in any judicial, administrative, arbitrative or other proceeding;
           (o) to delegate any or all of the discretionary power and authority herein conferred at any time with respect to all or any portion of the Trust estate to any one or more reputable individuals or recognized institutional advisers or investment managers without liability for any action taken or omission made because of any such delegation except for such liability as is provided in the Creditors' Trust Agreement;
           (p) to consult with the Trust Committee at such times and with respect to such issues relating to the conduct of the Trust to effectuate the intention of the Trust Committee in accordance with the terms of the Creditors' Trust Agreement; and
           (q) to execute, deliver and perform such other agreements and documents and to take or cause to be taken any and all such other actions as it may deem necessary or desirable to effectuate and carry out the purposes of the Creditors' Trust Agreement.

                                      VIII

                   GENERAL PROVISIONS GOVERNING DISTRIBUTIONS

        8.1   Distribution  Responsibility.  Subject to the  specific  treatment
              ----------------------------
provisions of Article V, the Debtor or the Plan Trustee, respectively, shall be responsible for and shall be obligated to make, or administer where appropriate, all distributions required under this Plan.

        8.2   Payment/Delivery  Agents.  The Debtor or the Plan Trustee,  as the
              ------------------------
case may be, or such payment/delivery agent or agents as either of them may, in their sole respective discretion, employ, shall make all distributions and deliveries required to be made under this Plan.

        8.3   Date of Distributions.  Distributions  pursuant to this Plan shall
              ---------------------
be made on the date  specified  in  Article V hereof,  or any other  payment  or delivery date established in Section 8.1 hereof. Payments to normal post-petition course of business Claimants shall be made according to the terms of Debtor's post-petition agreements with such Claimants. Distributions to be made pursuant to this Plan on a specified date shall be deemed made on that date if made no later than three (3) days after such date. 8.4 Cash Payment. Cash payments made pursuant to this Plan shall be in U.S. funds, by check drawn on a domestic bank, or by wire transfer from a domestic bank.

        8.5   One  Distribution Per Holder.  If the holder of a Claim holds more
              ----------------------------
than one Claim in any one class, all Claims of such holder in such class may be aggregated and deemed to be one Claim for distribution purposes, and only one distribution or delivery may be made with respect to the single, aggregated Claim.

        8.6   Delivery  of  Distributions.  Distributions  to holders of Allowed
              ---------------------------
Claims shall be made at the addresses set forth on the proofs of claim filed by such holders (or at the last known addresses of such holders if no proof of claim is filed or if the Debtor or Plan Trustee with respect to Class IV, as applicable, has been notified of a change of address). If any holder's distribution is returned as undeliverable, or is not sent because no address is available, no further distributions to such holder shall be made unless and until the Debtor or Plan Trustee (or a payment agent, if applicable) are notified of such holder's then-current address on or within 90 days from the date such distribution is made, at which time all missed distributions shall be made to such holder. Amounts in respect of undeliverable distributions made through a payment agent shall be returned to the Debtor or Plan Trustee, as the case may be, and remain with it until such distributions are claimed. All claims for undeliverable distributions must be made on or before 180 days from the Effective Date (the "Distribution Bar Date"). The claim of any holder with respect to such property, or the claims of any state under its unclaimed property laws with respect to such property (which state shall not be deemed a holder of a Claim under such laws for purposes of this Plan), shall be discharged and forever barred.

        8.7   Time Bar to Cash  Payments.  Checks  issued  by the Debtor or Plan
              --------------------------
Trustee, as the case may be, or by a payment agent on their behalf in respect of Allowed Claims shall be null and void if not cashed within ninety (90) days of the date of issuance thereof. Requests for reissuance of any check shall be made directly to the Debtor or, in the case of Class IV, the Plan Trustee by the holder of the Allowed Claim with respect to which such check was originally issued. Any claim in respect of such avoided check shall be made on or before the Distribution Bar Date.

        8.8   Effect of Preconfirmation Distributions.   Nothing  in  this  Plan
              ---------------------------------------
shall be deemed to entitle the holder of a Claim that received, prior to the Effective Date, full or partial payment of such holder's Claim, by way of settlement or otherwise, pursuant to an order of the Bankruptcy Court, provision of the Bankruptcy Code, or other means, to receive a duplicate payment in full or in part pursuant to this Plan; and all such full or partial payments shall be deemed to be payments made under this Plan for purposes of satisfying the obligations hereunder.

        8.9   Prepayment.  Unless this  Plan  otherwise  provides, the Debtor or
              ----------
Plan Trustee, shall have the right to prepay, without penalty, all or any portion of an Allowed Claim at any time.


                                   ARTICLE IX

            GENERAL PROVISIONS FOR OBJECTING TO CLAIMS AND RESOLVING
                  AND TREATING CONTESTED AND CONTINGENT CLAIMS

        9.1   Objection and Amendment Deadline. As soon   as practicable, but in
              --------------------------------
no event later than 90 days after the Effective Date, objections to Claims shall be filed with the Bankruptcy Court and served upon the holders of each of the Claims to which objections are made. All parties must file any amendments or modifications to their proofs of claim on or before the Effective Date.

        9.2   Prosecution  of  Objections.  The Plan Trustee  shall have primary
              ---------------------------
responsibility for litigating, withdrawing or resolving all objections to claims after the Effective Date, except that the Plan Trustee shall have sole responsibility for objections with respect to all Class IV claims.

        9.3   No Distributions Pending Allowance.    Notwithstanding  any  other
              ----------------------------------
provision of the Plan, no payments shall be made with respect to all or any portion of a Contested

Claim unless and until all objections to such Contested Claim have been determined by Final Order.

        9.4   Interest on Contested Claims.   No  interest  shall  accrue  on  a
              ----------------------------
Contested Claim during the period from the Effective Date until the date on which the claim is Allowed, if ever.

        9.5   Disallowance  of Postpetition  Additions.  The Debtor shall not be
              ----------------------------------------
required to make specific objections to proofs of claim that allege a right to recover postpetition interest, penalties, fees and other accruals with respect to prepetition claims which are prohibited under section 502 of the Bankruptcy Code (except secured claims entitled to such accruals pursuant to section 506(b) of the Bankruptcy Code), and any claim amounts attributable to such postpetition interest, penalties, fees and other accruals shall be disallowed in full upon entry of the Confirmation Order.

        9.6   Procedures. The Debtor and/or the Plan Trustee shall have the sole
              ----------
right and duty to review Claims and object to the Proof of Claim filed by any party or claimant, if appropriate. Objections to Claims must be filed with the Bankruptcy Court no later than 90 days after the Effective Date and served upon the holders of each of the Claims to which objections are made. Any and all claims in all classes may be subject to objection by the Plan Trustee.

        If the Debtor or Plan Trustee files an objection to a Claim, the Creditor shall file a response to any such objection within twenty (20) days from the mailing date set out in the certificate of service for the objection. Responses may take one of two forms, namely, a consent to the objection, or a non-consenting response. A non-consenting response shall state specific reasons for allowance of the claim and all parts thereof, shall list the names and addresses of any and all witnesses to be called in support of the response, and shall include copies of all documents (including invoices, security documents and the like) relied upon by the non-consenting party to support allowance of the Claim or Interest. Copies of such responses shall be served upon the attorneys for the Debtor or the Plan Trustee as applicable). Failure to timely file a response shall result in a deemed consent to the objection, and upon the expiration of the twenty (20) day period, the Court may enter an order without further notice or hearing, in the event a timely non-consenting response is filed, the Court shall set a hearing on not less than thirty (30) days' notice to the parties in accordance with Bankruptcy Rule 3007.

        The Plan Trustee shall have responsibility for litigating, withdrawing or resolving all objections to claims after the Effective Date.

        Except as otherwise provided in the Plan, the allowance of any pre-petition Claim, the resolution of any Claim dispute, or the payment of such Claims shall not, absent an express contrary ruling by the Court, operate as a bar, by application of the principles of res judicata or collateral estoppel, to the recovery of
                ---  --------
pre-petition Claims or the exercise of any right of setoff held by the Debtor with respect to the Claims held by the affected Claimants. To the extent such right of offset is not resolved in the Claim objection process, any affected Claimant shall retain its right of offset of mutual Claims as provided in sec.553 of the Bankruptcy Code.

        Any amendments to claims previously filed must be filed prior to the Effective Date or they will be void.


                                    ARTICLE X

                        MEANS FOR IMPLEMENTATION OF PLAN

        10.1  Continued Corporate Existence.  The Debtor shall continue to exist
              -----------------------------
after the Effective Date, as needed to effectuate the terms of the Confirmed Plan, after which it will cease to exist.

        10.2  Certificates and Articles.   The  Articles  of  Incorporation  and
              -------------------------
Bylaws shall be deemed amended as necessary to satisfy the provisions of this Plan.

        10.3  Revesting of Assets.  Except as otherwise  provided in  this Plan,
              -------------------
all property of the Estate is conveyed to the Plan Trust, and none, shall revest in the Debtor after the Effective Date.

        10.4  Prohibition  Against  Discriminatory  Treatment of the Debtor.   A
              -------------------------------------------------------------
governmental unit may not deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to, condition such a grant to, or discriminate with respect to such a grant against, the Debtor, or another Person with whom the Debtor has been associated, solely because of the commencement, continuation, or termination of the Chapter 11 Case or because of any provision of this Plan or the legal effect of this Plan, and the Confirmation Order shall constitute an express injunction against any such discriminatory treatment by a governmental unit.

        10.5  Discharge  of Debtor.  The Debtor shall be  discharged  as of  the
              --------------------
Confirmation Date from all claims and interests only to the extent permitted by the Bankruptcy Code and as expressly provided in this Plan.

        10.6  Preservation and  Post-Effective  Date Ownership and Management of
              ------------------------------------------------------------------
the  Debtor's  Claims,  Demands  and  Causes  of  Action.  Subject  to the other
--------------------------------------------------------
provisions of this Plan, all claims, demands and causes of action held by, through or on behalf of the Estate against any other Person are hereby preserved in full and no provision of this Plan shall impair the rights of the Debtor or Plan Trustee, as applicable, with respect to any of such claims, demands and causes of action. The Plan shall not impair the claims, demands or causes of action of any party against any Person to the extent that any such claims, demands, or causes of action consist of the assertion of the individual rights, if any, of the party asserting the claims, demands or causes of action. All claims for recovery against any party not released in and by virtue of this Plan arising under any of sections 544, 545, 546, 547, 548, 549, 550, 551 or 553(b) of the Bankruptcy Code, are preserved notwithstanding the occurrence of the Effective Date by and in the name of the Debtor, the Plan Trust and/or the Plan Trustee, as may be applicable.

        10.7  Compliance with Tax  Requirements.   In connection with this Plan,
              ---------------------------------
the Debtor shall comply with all withholding and reporting requirements imposed by federal, state, local and foreign taxing authorities, and all distributions hereunder shall be subject to such withholding and reporting requirements to the extent applicable.

        10.8  Compliance with All Applicable Laws. Except as otherwise  provided
              -----------------------------------
in this Plan, the Debtor shall comply with any applicable law, rule, regulation, or order of a governmental authority relating to its businesses; provided that nothing contained herein shall require such compliance by the Debtor if any such law, rule, regulation, or order is preempted by the Bankruptcy Code or if the legality or applicability of any such law, rule, regulation, or order is being contested in good faith in appropriate proceedings by the Debtor, and, where appropriate, for which an adequate reserve has been set aside on the books of the Debtor.

        10.9  Creation of the Plan  Trust.  The Plan Trust shall  be settled and
              ---------------------------
constituted on the Effective Date, and the Plan Trustee shall be appointed as the Plan Trustee on the Effective Date. The terms of the Plan Trust appear in
Article VII. The costs of administering the Plan Trust shall be borne from the corpus of the Plan Trust, and shall not be the liability or responsibility of either the Debtor or any other Person or party-in-interest. Without limitation, the Plan Trustee may engage and employ counsel (and other professionals) to pursue (or assist in the pursuit of) the causes of action transferred to or administered by the Plan Trustee for the benefit of the Plan Trust, and any expenses incurred in connection therewith shall be the responsibility and obligation of the Plan Trust only, and not of the Debtor, or any other party in interest. However, the Plan Trustee is expressly authorized to engage such counsel (and other professionals, if and to the extent permitted by applicable law) on a customary and reasonable contingency fee basis. There will be no necessity for Court involvement in the payment of postconfirmation professional fees.

                                   ARTICLE XI

                                 MISCELLANEOUS

        11.1  Retention of  Jurisdiction.  The Bankruptcy Court shall retain and
              --------------------------
have exclusive jurisdiction over the Chapter 11 Case for the following purposes:

              (a) To determine any and all objections to the allowance of Claims;

              (b) To determine any and all applications for allowance of compensation and reimbursement of expenses and any other fees and expenses authorized to be paid or reimbursed under the Bankruptcy Code or this Plan;

              (c) To determine any applications pending on the Effective Date for the rejection or assumption of executory contracts or unexpired leases or for the assumption and assignment, as the case may be, of executory contracts or unexpired leases to which the Debtor is a party or with respect to which any may be liable, to determine the nature and existence of any executory contracts or unexpired leases, and to hear and determine, and if need be to liquidate, any and all Claims arising therefrom;

              (d) To determine any and all applications, adversary proceedings and contested or litigated matters that may be pending on the Effective Date or filed thereafter by the Debtor or Plan Trustee pursuant to the provisions of Title 11.

              (e) To consider any modifications of this Plan, remedy any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order, to the extent authorized by the Bankruptcy Code;

              (f) To determine all controversies, suits and disputes that may arise in connection with the interpretation, enforcement or consummation of this Plan or any Person's obligations thereunder;

              (g) To consider and act on the compromise and settlement of any claim against or cause of action by or against the Debtor's estate;

              (h) To issue such orders in aid of execution of this Plan including any orders necessary to effectuate a transfer of Debtor's property, to the extent authorized by section 1142 of the Bankruptcy Code; and

              (i) To determine such other matters as may be set forth in the Confirmation Order or which may arise in connection with this Plan or the Confirmation Order.

              (j) To determine all matters filed or to be filed relating to the Debtor which are adversary proceedings under
                    Bankruptcy Rule 7001 including but not limited to claims arising under sec.sec.544, 546, 547, 548, 549, 550 of the Bankruptcy Code.

        11.2  Modification of Plan.   Modifications of this Plan may be proposed
              --------------------
in writing by the Debtor and the Committee at any time before confirmation provided that this Plan, as modified, meets the requirements of sections 1122 and 1123 of the Bankruptcy Code, and the Debtor and the Committee shall have complied with section 1125 of the Bankruptcy Code. This Plan may be modified at any time after confirmation and before its substantial consummation, provided that the Plan, as modified, meets the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as modified, under section 1129 of the Bankruptcy Code, and the circumstances warrant such modification. A holder of a Claim that has accepted or rejected this Plan shall be deemed to have accepted or rejected, as the case may be, such Plan as modified, unless, within the time fixed by the Bankruptcy Court, such holder changes its previous acceptance or rejection.

        11.3  Severability. Wherever possible, each provision of this Plan shall
              ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Plan. Furthermore, if the Bankruptcy Court will not confirm this Plan because one or more provisions hereof are determined to be prohibited or invalid under applicable law, the Debtor and the Committee may seek permission of the Bankruptcy Court to amend this Plan by deleting the offending provision.

        11.4  Revocation of Plan. The Debtor and the Committee reserve the right
              ------------------
to revoke and withdraw this Plan prior to entry of the Confirmation Order. If the Debtor and the Committee revoke or withdraw this Plan, or if confirmation of this Plan does not occur, then this Plan shall be deemed null and void and nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor or any other person or to prejudice in any manner the rights of the Debtor or any person in any further proceedings involving the Debtor.

        11.5  Exculpation and Limitation of Liability.  Neither the Debtor,  nor
              ---------------------------------------
the Committee, nor any of their respective or former members, officers, directors, employees, advisors, attorneys, or agents, shall have or incur any liability to any holder of a Claim or Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 case, the solicitation of acceptances of the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. Notwithstanding any other provision of the Plan, no holder of a Claim or Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or affiliates, or any of their successors or assigns, shall have any right of action against the Debtor or the Committee, or any of their respective or former members, officers, directors, employees, advisors, attorneys, or agents for any act or omission in connection with, relating to, or arising out of, the Chapter 11 case, the solicitation of acceptances of the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct.

         The foregoing exculpation and limitation of liability shall not, however, limit or otherwise affect the rights, if any, of the Plan Trustee to enforce, sue on, settle, or compromise any claims or causes of action retained pursuant to the Plan.

        11.6  Inclusion  of  Disputed  Claims.    The  Plan's    treatment    or
              -------------------------------
classification of claims shall not be deemed an admission of the allowance or validity of such claims.

        11.7  U.S. Trustee's Fees. Payment of U.S. Trustee's fees pursuant to 28
              -------------------

U.S.C. sec.1930(a)(6) shall be paid until the case is closed, dismissed or converted. Payment shall be made by the Debtor through the Effective Date. Thereafter, the Plan Trust shall be responsible for making any and all United States Trustee's fee payments. Unless circumstances warrant otherwise, the Plan Trustee will file a motion to close the case within 12 months of the entry of the Order confirming this Plan of Reorganization. Such closing shall not affect any ongoing adversary proceedings which have been filed.

        11.8  Creditors' Committee.     The  Official  Committee  of   Unsecured
              --------------------
Creditors shall cease to exist on the Effective Date. A Trust Committee shall be formed pursuant to the Creditor Trust.

         DATED this _______ day of _______________, 2003.

                                XETEL CORPORATION

                                By:__________________________________________
                                       Angelo DeCaro, Jr., Its President


                                OFFICIAL COMMITTEE OF UNSECURED CREDITORS
                                OF XETEL CORPORATION


                                By:__________________________________________
                                       Tom Stuart, Its Chairman


                                HOHMANN, TAUBE & SUMMERS, L.L.P.

                                By:__________________________________________
                                       Eric J. Taube
                                       State Bar No. 19679350
                                       Mark C. Taylor
                                       State Bar No. 19713225

                               100 Congress Avenue, Suite 1600
                               Austin, Texas 78701
                               (512) 472-5997
                               (512) 472-5248 [fax]

                               ATTORNEYS FOR XETEL CORPORATION

                               COX & SMITH INCORPORATED


                               By:__________________________________________
                                       Patrick Huffstickler
                                       State Bar No. 10199250

                               112 E. Pecan Street, Suite 1800
                               San Antonio, Texas 78205
                               (210) 554-5500
                               (210) 226-8395

                               ATTORNEYS FOR OFFICIAL COMMITTEE OF
                               UNSECURED CREDITORS







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